UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2007

YARDVILLE NATIONAL BANCORP
(Exact Name of Issuer as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	000-26086 (Commission File Number)	22-2670267 (I.R.S. Employer Identification Number)

2465 KUSER ROAD, HAMILTON, NEW JERSEY 08690
(Address of Principal Executive Offices)

(609) 585-5100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.Other Events.

On September 26, 2007, Yardville National Bancorp (the “Company” or “Yardville”) began sending written notices to holders of options to purchase shares of the Company’s class of common stock regarding the effect of the proposed merger between the Company and The PNC Financial Services Group, Inc. (“PNC”) on such options.  Copies of such notices are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report and other statements made from time to time by the Company’s management contain express and implied statements relating to the Company’s future financial condition, results of operations, plans, objectives, performance, and business, which are considered forward-looking statements. These may include statements that relate to, among other things, profitability, liquidity, adequacy of the allowance for loan losses, plans for growth, interest rate sensitivity, market risk, regulatory compliance, and financial and other goals. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our expectations may not be achieved.  Actual results may differ materially from those expected or implied as a result of certain risks and uncertainties, including, but not limited to: adverse changes in our loan quality and the resulting credit risk-related losses and expenses; levels of our loan origination volume; the results of our efforts to implement our retail strategy and attract core deposits; compliance with laws and regulatory requirements, including our formal agreement with the Office of the Comptroller of the Currency, and compliance with NASDAQ standards; interest rate changes and other economic conditions; proxy contests and litigation; continued relationships with major customers; competition in product offerings and product pricing; adverse changes in the economy that could increase credit-related losses and expenses; adverse changes in the market price of our common stock; and other risks and uncertainties detailed from time to time in our filings with the United States Securities and Exchange Commission (the “SEC”), as well as other risks and uncertainties detailed from time to time in statements made by our management.  The Company assumes no obligation to update or supplement forward- looking statements except as may be required by applicable law or regulation.

Additional Information About The PNC Merger

PNC and Yardville have filed with the SEC a proxy statement/prospectus and other relevant documents concerning the proposed merger.

WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors may obtain these documents free of charge at the SEC’s web site (www.sec.gov).  In addition, documents filed with the SEC by PNC will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Yardville will be available free of charge from Yardville by contacting Howard N. Hall, Assistant Treasurer’s Office, 2465 Kuser Road, Hamilton, NJ 08690 or by calling (609) 631-6223.

The directors, executive officers, and certain other members of management and employees of Yardville are participants in the solicitation of proxies in favor of the merger from the shareholders of Yardville.  Information about the directors and executive officers of Yardville is set forth in its Annual Report on Form 10-K filed on March 30, 2007 for the year ended December 31, 2006, as amended by the Form 10-K/A filed on May 10, 2007.  Additional information regarding the interests of such participants is included in the proxy statement/prospectus and the other relevant documents filed with the SEC.

Item 9.01.Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Memorandum dated September 26, 2007 to optionees under the 1997 Stock Option Plan.
99.2	Memorandum dated September 26, 2007 to optionees under the 2003 Stock Option Plan for Non-Employee Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARDVILLE NATIONAL BANCORP
Date: September 26, 2007	By: Stephen F. Carman Stephen F. Carman Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Memorandum dated September 26, 2007 to optionees under the 1997 Stock Option Plan.
99.2	Memorandum dated September 26, 2007 to optionees under the 2003 Stock Option Plan for Non-Employee Directors.